Exhibit 99.2

Endo Announces Confirmation of Plan of Reorganization

Anticipates Completing Financial Restructuring as Early as Late April 2024

DUBLIN, March 19, 2024 — Endo International plc (OTC: ENDPQ) (“Endo” or the “Company”) today announced that the United States Bankruptcy Court for the Southern District of New York has confirmed its Chapter 11 plan of reorganization (the “Plan”), clearing the path for the Company to successfully complete its financial restructuring. Under the Plan, substantially all of the Company’s assets are being sold to a new entity, Endo, Inc., over 95% of which is owned by holders of the Company’s first lien debt. The transaction is expected to close as early as late April 2024 upon receiving final regulatory approvals and satisfying customary closing conditions.

Blaise Coleman, Endo’s President and Chief Executive Officer, said, “We look forward to emerging as Endo, Inc., a stronger company poised for sustained growth. We are grateful for the collaboration and support from our many stakeholders throughout this process. I also want to express my gratitude to the entire Endo team for their continued focus on delivering quality, life-enhancing therapies, and serving our customers and patients throughout this process.”

The terms of the Plan and the sale of substantially all of the Company’s assets to Endo, Inc. will result in a significant reduction in outstanding indebtedness compared to the Company’s current capital structure and resolve substantially all of the Company’s prior litigation overhang.

Additional resources for customers, suppliers and health care providers are available at EndoTomorrow.com. More information about the Company’s financial restructuring is available at https://restructuring.ra.kroll.com/endo; by calling the Supplier Hotline at (877) 542-1878 (toll-free) or +1 (929) 284-1688 (international); or by emailing EndoInquiries@ra.kroll.com.

About Endo International plc

Endo (OTC: ENDPQ) is a specialty pharmaceutical company committed to helping everyone we serve live their best life through the delivery of quality, life-enhancing therapies. Our decades of proven success come from passionate team members around the globe collaborating to bring treatments forward. Together, we boldly transform insights into treatments benefiting those who need them, when they need them. Learn more at www.endo.com or connect with us on LinkedIn.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this press release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation, including, but not limited to, statements with respect to the chapter 11 proceedings, the Company’s emergence from bankruptcy, and any other statements that refer to expected, estimated or anticipated future results or that do not relate solely to historical facts. Statements including words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “will,” “may,” “look forward,” “guidance,” “future,” “potential” or similar expressions are forward-looking statements. All forward-looking statements in this communication reflect the Company’s current views as of the date of this communication about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to it and on assumptions it has made. Actual results may differ materially and adversely from current expectations based on a number of factors, including, among other things, the following: the timing, impact or results of any pending or future litigation, investigations, proceedings or claims, including opioid, tax and antitrust related matters; actual or contingent liabilities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; the risks and uncertainties associated with chapter 11 proceedings and the Company’s emergence from bankruptcy; the negative impacts on the Company’s businesses as a result of filing for and operating under chapter 11 protection; the time, terms and ability to consummate the proposed Plan of Reorganization; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in chapter 11 proceedings; the Company’s ability to discharge claims in chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the restructuring support agreement and any other arrangement with lenders or creditors while in chapter 11 proceedings; the Company’s ability to conduct business as usual; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during chapter 11 proceedings; adverse litigation; the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the impact of competition, including the loss of exclusivity and generic competition; our ability to satisfy judgments or settlements or pursue appeals including bonding requirements; our ability to adjust to changing market conditions; our ability to attract and retain key personnel; our ability to raise new debt for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; our ability to refinance our indebtedness; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; supply chain interruptions or difficulties; changes in competitive or market conditions; changes in legislation or regulatory developments; our ability to obtain and maintain adequate protection for our intellectual property rights; the timing and uncertainty of the results of both the research and development and regulatory processes, including regulatory decisions, product recalls, withdrawals and other unusual items; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; technological advances and patents obtained by competitors; the performance, including the approval, introduction, and consumer and physician acceptance of new products and the continuing acceptance of currently marketed products; our ability to integrate any newly acquired products into our portfolio and achieve any financial or commercial expectations; the impact that known and unknown side effects may have on market perception and consumer preference for our products; the effectiveness of advertising and other promotional campaigns; the timely and successful implementation of any strategic initiatives; unfavorable publicity regarding the misuse of opioids; the uncertainty associated with the identification of and successful consummation and execution of external corporate development initiatives and strategic partnering transactions; our ability to advance our strategic priorities, develop our product pipeline and continue to develop the market for products; the impact of Irish and other applicable laws; and our ability to obtain and successfully manufacture, maintain and distribute a sufficient supply of products to meet market demand in a timely manner. In addition, U.S. and international economic conditions, including consumer confidence and debt levels, taxation, changes in interest and currency exchange rates, international relations, capital and credit availability, the status of financial markets and institutions and the impact of continued economic volatility, can materially affect our results. Therefore, the reader is cautioned not to rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law.

Additional information concerning risk factors, including those referenced above, can be found in press releases issued by the Company, as well as the Company’s public periodic filings with the U.S. Securities and Exchange Commission (the “SEC”) and with securities regulators in Canada, including the discussion under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Copies of the Company’s press releases and additional information about the Company are available at www.endo.com or you can contact the Company’s Investor Relations Department at relations.investor@endo.com.

Media Contact

Daniel Yunger / Ruth Pachman / Richard M. Goldman

Kekst CNC

EndoMediaInquiries@kekstcnc.com